Exhibit 99.1

HEALTHCARE TRUST, INC. 3rd Quarter 2017 Investor Presentation

Important Information Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the SEC on March 21 , 2017 . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements . 2

Healthcare Trust, Inc. Healthcare Trust, Inc. (including, as required by context, Healthcare Trust Operating Partnership, L.P. and its subsidiaries, the “Company” or “HTI”) invests in healthcare real estate, focusing on seniors housing and medical office buildings (“MOB”), in the United States for investment purposes. 3

4 PROPERTIES Medical Office Buildings 82 Seniors Housing – Operating 51 Seniors Housing – NNN 8 Post - Acute Care/Skilled Nursing 18 Hospitals 4 Land 2 Development 1 MOB Senior s Housing – Operating Senior s Housing – NNN (1) Post Acute/ Skilled Nursing Hospitals Percentage Leased 92.4% 87.4% 100.0% 68.7% 88.8% Weighted Avg. Remaining Lease Term 5.7 Years N/A 13.0 Years 11.9 Years 8.9 Years 166 Properties $2.37 Billion Invested 8.6 Million Rentable Square Feet (1) Revenues for our triple - net leased healthcare facilities generally consist of fixed rental amounts (subject to annual contractua l escalations) received from our tenants in accordance with the applicable lease terms and do not vary based on the underlying operating performance of the properties. 4 Portfolio Snapshot – 9/30/2017

• Management believes that the current ratio of total debt/total assets provides an opportunity to expand the balance sheet. • Additional acquisitions, which may require additional leverage, could assist in distribution coverage from cash flow from operations. • Estimated per - share net asset value as of December 31, 2016 of $21.45 was approved by the Company’s independent directors on March 30, 2017 in compliance with FINRA 15 - 02. The estimated per - share net asset value is used to determine the prices paid for repurchases pursuant to the share repurchase program (“SRP”) and is used as the offering price for shares sold pursuant to the distribution reinvestment plan (“DRIP”). 5 Healthcare Trust, Inc. Balance Sheet Metrics – September 30, 2017 (all in $000s) Total Real Estate Investments, at Cost $2,359,721 Less: Accumulated Depreciation and Amortization (294,655) Total Real Estate Investments, Net 2,065,066 Cash and Cash Equivalents 67,113 Assets Held For Sale 37,822 Other Assets 55,640 Total Assets $2,225,641 Debt Outstanding: Mortgage Notes Payable (1) $359,386 Revolving Credit Facility 280,500 Master Credit Facilities 142,116 Total Debt Outstanding 782,002 Other Liabilities 63,926 Total Liabilities 845,928 Total Equity 1,379,713 Total Liabilities and Equity $2,225,641 Total Debt/ Total Assets 35.1% (1) Mortgage Notes Payable reflects the gross payable balance; excludes $6.6 million of net deferred financing costs and approximately $813,000 of net mortgage premiums and discounts. 5 Financial Overview

Corporate Initiatives ▪ Deploy additional capital : HTI will continue to focus on the most attractive sectors in healthcare, particularly medical office and seniors housing, and is actively pursuing acquisitions . ▪ Complete the HT III acquisition : On June 16 , 2017 , HTI entered into a purchase agreement with American Realty Capital Healthcare Trust III, Inc . (“HT III”), which is sponsored and advised by an affiliate of HTI’s advisor, pursuant to which HTI will acquire HT III’s portfolio for $ 120 million in cash, subject to conditions, including approval by HT III’s stockholders . ▪ The HT III portfolio consists of 17 MOB properties, 1 Seniors Housing – Net Lease property and 1 Seniors Housing – Operating property . On October 23 , 2017 , HT III filed a definitive proxy statement related to its 2017 annual meeting of stockholders at which stockholder approval of the transaction will be sought . The annual meeting is scheduled to be held on December 21 , 2017 . ▪ Access additional debt sources : Total debt to total assets is 35 . 1 % as of September 30 , 2017 . ▪ Fannie Mae Master Credit Facilities : On October 26 , 2017 , HTI incurred $ 153 million in aggregate additional indebtedness under the master credit facilities . ▪ Actively manage assets to optimize profitability : Management continues to actively manage the portfolio, which includes : incremental leasing ; where possible, replacing under performing managers ; and replacing tenants for improved earnings and value . 6

Portfolio Initiatives Medical Office Building and Hospital Portfolio: ▪ HTI has completed the acquisition of three single tenant MOB properties in 2017 and is pursuing additional acquisitions. ▪ Continue to negotiate and execute lease extensions with existing tenants and leases and LOIs with new tenants. Seniors Housing Portfolio: ▪ HTI has completed the acquisition of one SHOP property in 2017 and continues to pursue additional acquisitions. ▪ During 2Q17, converted twelve net - leased assets to RIDEA structure with a new operator. ▪ Continue to work with operators to improve performance of the seniors housing portfolio, including meetings with senior management. ▪ Evaluating properties for potential dispositions. Skilled Nursing Portfolio: ▪ Continue focused management of skilled nursing assets (8.4% of Gross Asset Value). ▪ On November 1, 2017, HTI entered into separate ten year triple - net leases with Aperion Care, Inc. for the seven skilled nursing facilities located in Illinois. Six of the seven skilled nursing facilities had previously been under receivership. 7

Healthcare is a $3.4 trillion industry projected to grow to over $5.5 trillion by 2025¹ Investing in Healthcare: Why Now? (1) “National Health Expenditure Projections 2016 - 2025. Table 2: National Health Expenditure Amounts and Annual Percent Change by T ype of Expenditure: Calendar Years 2009 - 2025. Centers for Medicare & Medicaid Services, Office of the Actuary. Rising Demand Due to Aging Demographics Affordable Care Act Increased Access to Healthcare; Rise in Demand Significant Growth in Healthcare Industry & Employment Deeply Fragmented Industry 8

Healthcare Market Overview Green Street Advisors: Health Care Sector Update, August 29, 2017 9 ▪ Medical office fundamentals are steady, leading to a further decline in cap rates . Green Street expects 2 . 4 % annual NOI growth for medical office properties between 2017 and 2021 . ▪ Medical office remains an attractive sector due to stable cap rates, no direct government reimbursement exposure and growing demand from tenants and investors . ▪ Seniors housing NOI growth under pressure due to the impact of new supply . Growth in supply is expected to peak in 2018 . ▪ We continue to focus on local markets where supply/demand fundamentals are attractive . ▪ We remain cautious on skilled nursing facilities as many operators are struggling with Medicaid reimbursement .

Healthcare Market Opportunity Hospital - Based Outpatient $42B Medical Office $250B Seniors Housing $163B Inpatient Rehab Facility $15B Skilled Nursing $104B LTAC Hospitals $18B Hospitals $304B Hospital - Based Outpatient $45B Small Physician Clinics $220B MOB / Outpatient $250B Residential Care Outpatient Care Recovery & Rehabilitation Acute Care Service Intensity (Acuity ) Care Setting Source: Sg2 and Stifel Nicolaus (presented in the Healthcare Realty Trust (NYSE: HR) Investor Presentation, February 2016). Healthcare Landscape – More than $1 Trillion of Healthcare Real Estate Value 10

Organizational Leadership W. Todd Jensen Chief Executive Officer and President Mr . Jensen currently serves as Chief Executive Officer and President of the Company . He is also Chief Investment Officer of our advisor, Healthcare Trust Advisors, LLC (the “Advisor”) . He has over 25 years of executive experience in healthcare real estate and has acquired, developed, financed, leased or managed more than $ 5 billion of healthcare property . He earned an MBA in Finance from the Wharton Graduate School of the University of Pennsylvania and a B . A . from Kalamazoo College . Katie Kurtz Chief Financial Officer, Secretary, and Treasurer Ms . Kurtz currently serves as the Chief Financial Officer, Treasurer and Secretary of the Company . Ms . Kurtz is also Senior Vice President, Finance for AR Global Investments, LLC (“AR Global”), the parent of the Company’s sponsor . She is a certified public accountant in New York State, holds a B . S . in Accountancy and a B . A . in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University . Leslie D. Michelson Non - Executive Chairman, Audit Committee Chair Mr . Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer - based primary care medical practice management company since April 2007 . Mr . Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013 . Sean Leahy Senior Vice President, Asset Management Mr . Leahy currently serves as Vice President with a focus on asset management of the medical office portfolio . Mr . Leahy served as a member of the management team of American Realty Capital Healthcare Trust, Inc . , which was sold to Ventas, Inc . (NYSE : VTR) in January 2015 . Prior to joining AR Global, Mr . Leahy was a Regional Vice President of Asset Management for Healthcare Trust of America, Inc . and Director of Portfolio Management and Director of Real Estate for Cole Real Estate Investments . Janet Pirello Senior Vice President, Asset Management Ms . Pirrello currently serves as Senior Vice President with a primary focus on asset management of the seniors housing portfolio . Ms . Pirrello brings to the Company over 25 years of real estate experience, with a particular emphasis on seniors housing properties . Recent positions held include Managing Director of Blue Moon Capital Partners LLC, a strategic capital source to seniors housing operating partners, and Senior Vice President for Bay North Capital . She holds a B . S from Bentley University . David Ruggiero Vice President, Acquisitions Mr . Ruggiero currently serves as Vice President with a primary focus on acquisitions . Mr . Ruggiero has over 20 years of commercial real estate experience and has advised on over $ 3 billion in healthcare real estate dispositions, acquisitions and financings . He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University . Andy Diebold Vice President, Asset Management Mr . Diebold currently serves as Vice President, focusing on asset management and acquisitions . Mr . Diebold has over 14 years of finance, healthcare, and real estate experience, having served most recently in asset management and corporate development roles at Ventas and Kindred Healthcare . He earned a BA in Economics and Business Administration from Vanderbilt University . 11

Cumulative Distributions

Since inception through September 30, 2017, Healthcare Trust, Inc. has paid out $7.28 per share of regular distributions in cash and pursuant to the DRIP.



$7.28 per share (cumulative) (1)
$8.00
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$2.00
$1.00
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(1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have held shares since May 24, 2013, the date when our distributions began to accrue. On April 9, 2013, our board of directors authorized, and we declared, distributions of $1.70 per annum, per share of common stock. On March 3, 2017, the Company's board of directors authorized a decrease in the annualized distribution from $1.70 per annum to $1.45 per annum effective as of April 1, 2017. A substantial portion of the distributions paid in cash has exceeded the cash flow and has been paid out of proceeds from the Company's IPO and proceeds received from credit facilities and mortgage notes payable.

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Supplemental Information Share Repurchase Program (SRP”) : ▪ On June 14 , 2017 , the Company announced that its Board had adopted an amendment and restatement of the SRP that superseded and replaced the existing SRP effective as of July 14 , 2017 . Under the amended and restated SRP, subject to certain conditions, only repurchase requests made following the death or qualifying disability of stockholders that purchased shares of the Company’s common stock or received their shares from the Company (directly or indirectly) through one or more non - cash transactions would be considered for repurchase . In cases of requests for death and disability, the repurchase price is equal to then - current Estimated Per - Share NAV at the time of repurchase . ▪ In July 2017 , following the effectiveness of the amendment and restatement of the SRP, the Board approved 100 % of the repurchase requests made following the death or qualifying disability of stockholders during the period from January 1 , 2017 to September 30 , 2017 , which was equal to 267 , 723 shares repurchased for approximately $ 5 . 7 million at an average price per share of $ 21 . 47 . ▪ Under the SRP, repurchases of shares of the Company's common stock, when requested, are at the sole discretion of the Board and generally are made semiannually (each six - month period ending June 30 or December 31 , a “fiscal semester”) . Repurchases for any fiscal semester are limited to a maximum of 2 . 5 % of the weighted average number of shares of common stock outstanding during the previous fiscal year (the "Prior Year Outstanding Shares"), with a maximum for any fiscal year of 5 . 0 % of the Prior Year Outstanding Shares . In addition, the Company is only authorized to repurchase shares in a given fiscal semester up to the amount of proceeds received from its DRIP in that same fiscal semester . The Company’s SRP and any share repurchases are at the sole discretion of the board . 13

Risk Factors Our potential risks and uncertainties are presented in the section titled “Item 1 A . Risk Factors” disclosed in our Annual Report on Form 10 K for the year ended December 31 , 2016 and updated in our Quarterly Reports on Form 10 - Q from time to time . The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward looking statements : ▪ Certain of our executive officers and directors are also officers, managers, employees or holders of a direct or indirect controlling interest in Healthcare Trust Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"), the parent of our sponsor, American Realty Capital VII, LLC (the "Sponsor") . As a result, certain of our executive officers and directors, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by affiliates of AR Global and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions that adversely affect us . ▪ Our acquisition (the “Asset Purchase”) of all or substantially all of the assets of American Realty Capital Healthcare Trust III, Inc . (“HT III”), which is sponsored and advised by an affiliate of our Advisor, is subject to conditions . Failure to complete the Asset Purchase could have adverse consequences for us . ▪ Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of AR Global, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders . ▪ Although we intend to seek a listing of our shares of common stock on a national stock exchange when we believe market conditions are favorable to do so, there is no assurance that our shares of common stock will be listed . No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . ▪ We focus on acquiring and owning a diversified portfolio of healthcare - related assets located in the United States and are subject to risks inherent in concentrating investments in the healthcare industry . ▪ If our Advisor loses or is unable to obtain qualified personnel, our ability to continue to achieve our investment strategies could be delayed or hindered . ▪ The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of licensure or failure to obtain licensure could result in the inability of tenants to make lease payments to us . ▪ We are depending on our Advisor to select investments and conduct our operations . Adverse changes in the financial condition of our Advisor and its affiliates or our relationship with our Advisor could adversely affect us . ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . 14

Risk Factors (Continued) ▪ We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants . ▪ We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may impact our results of operations . ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions . ▪ There can be no assurance we will continue to pay distributions at our current level or at all . ▪ We have not generated sufficient cash flows from operations in 2017 to fund distributions at our current level, and we have used proceeds from common stock reinvested under our distribution reinvestment plan (the "DRIP"), proceeds from our investment activities and cash from borrowings to fund a portion of our distributions . Borrowings required to fund distributions may not be available at favorable rates, or at all, and could restrict the amount we can borrow for investments and other purposes . ▪ Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital available for other purposes included investment in properties and other permitted investments and may negatively impact the value of our stockholders' investment . ▪ We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time . ▪ We are subject to risks associated with changes in general economic, business and political conditions including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lending, capital and financing markets . ▪ We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes, which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cash available for distributions . ▪ We may be deemed to be an investment company under the Investment Company Act of 1940 , as amended (the "Investment Company Act") , and thus subject to regulation under the Investment Company Act . ▪ The offering price and repurchase price for our shares under the DRIP and our share repurchase program may not, among other things, accurately reflect the value of our assets and may not represent what a stockholder may receive on a sale of the shares, what they may receive upon a liquidation of our assets and distribution of the net proceeds or what a third party may pay to acquire the Company . 15

HealthcareTrustInc.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com